EXHIBIT 10.9
                                                                    ------------


--------------------------------------------------------------------------------
           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED
            UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT").

THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS (a) REGISTERED UNDER THE ACT OR
(b) AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE (AND, IN SUCH CASE, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO PALWEB CORPORATION (THE "COMPANY"), SHALL HAVE BEEN DELIVERED TO THE COMPANY TO THE EFFECT THAT THE OFFER, SALE, TRANSFER OR OTHER DISPOSITION THEREOF IS EXEMPT FROM REGISTRATION UNDER THE ACT).
--------------------------------------------------------------------------------


                               PalWeb Corporation
                             1607 W. Commerce Street
                               Dallas, Texas 75208


                          COMMON STOCK PURCHASE WARRANT
                          -----------------------------

                            Dated ____________, 2002

            THIS CERTIFIES that, for Ten Dollars ($10.00) and other good and valuable consideration received, __________________________________, (the
"ORIGINAL HOLDER"), and its permitted registered assigns (the Original Holder or such permitted assigns are hereinafter collectively referred to as the "HOLDER") is entitled, at any time prior to 5:00 p.m. C.S.T. on January _____, 2006, to subscribe for and purchase from PalWeb Corporation, a Delaware corporation (the "COMPANY"), ______________ (________________) shares of the Company's Common
Stock (subject to adjustment as provided herein) of the fully paid and nonassessable as of the date hereof (Warrant), shares of Common Stock (hereinafter defined) of the Company at a price per share equal to the Exercise Price (as hereinafter defined).

            This Warrant is subject to the following terms and conditions:

            SECTION 1.0. Common Stock, Warrant Common Stock, and Other Defined Terms.

            SECTION 1.1. For the purposes of this Warrant: (a) "COMMON STOCK" shall mean and include the Company's Common Stock, par value $.10 per share, authorized as at the date of this Warrant, and shall include also any capital stock of the Company of any class which shall be authorized at any time after the date of this Warrant and which shall have the right to participate in the distribution of earnings and assets of the Company without limitation as to amount; (b) "WARRANT COMMON STOCK" shall mean the Common Stock authorized as at the date of this Warrant and issuable upon the exercise of this Warrant or any warrants delivered in substitution or exchange therefor, and shall include also any capital stock of any other class which may be issuable upon such exercise; and (c) "WARRANT STOCK" shall mean Common Stock issued upon any exercise of the Warrant.

            SECTION 1.2. For the purposes of this Warrant, the following terms shall have the respective meanings set forth below:

            "CONVERTIBLE SECURITIES" shall mean evidences of indebtedness, shares of stock (other than Common Stock) or other securities which are directly or indirectly convertible into or exchangeable for, with or without payment of additional consideration, additional shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

            "EXERCISE PRICE" shall mean $.10 per share subject to adjustment for dividend payments and other adjustments as set forth in this Warrant.

            "INITIAL WARRANT NUMBER" shall mean 225,000,000 shares of Common Stock which is approximately 60% of the issued and outstanding common shares of the Company on the date hereof.

            "STOCK PURCHASE RIGHTS" shall mean warrants, options, or other rights to subscribe for, purchase or otherwise acquire, either with or without the payment of consideration or additional consideration, any shares of Common Stock or any Convertible Securities.

            "WARRANT NUMBER" shall mean the Initial Warrant Number as the same shall be adjusted from time to time pursuant to Section 6 hereof.

            SECTION 2.0. Exercise of Warrant. Subject to compliance with the terms and conditions of this Warrant and any applicable state or federal securities laws, the purchase rights represented by this Warrant are exercisable by the registered Holder hereof, at any time or from time to time, not earlier than the date of an amendment to the Company's Certificate of Incorporation authorizing additional shares of Common Stock equal to the Warrant Number and not later than January 3, 2006 (subject to acceleration as provided below) by the surrender of this Warrant and the Form of Subscription annexed hereto as
Schedule I at the principal office of the Company at 1607 West Commerce Street, Dallas, Texas 75208 (or such other office of the Company as the Company shall designate by notice in writing to the Holder hereof at the address of such Holder appearing on the books of the Company), and upon payment to the Company of the Exercise Price for that portion of the shares thereby purchased at Holder's sole discretion.

            The Company covenants that, if at the time of such exercise the Holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business of the Company on the date on which this Warrant shall have been exercised as aforesaid. The Company further covenants that all shares of Warrant Common Stock which may be issued upon the exercise of this Warrant will, upon exercise of the rights represented by this Warrant and payment by the Holder of the Purchase Price, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof.

            The certificates for the shares of Warrant Common Stock so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding ten (10) days, after the date on which the rights represented by this Warrant shall have been so exercised.

            Payment of the applicable Exercise Price may be made (a) by cash, or
(b) by certified check, or bank cashier's check, payable to the Company, or in the sole discretion of the Company, in Common Stock of the Company already owned by the Holder, by the relinquishment of a portion of this Warrant having a total fair market value equal to the Exercise Price, or any combination of the foregoing. For purposes of this Section, the fair market value of the portion of this Warrant that is relinquished shall be the excess of: (x) the fair market value at the time of exercise of the number of shares of Warrant Stock subject to the portion of this Warrant that is relinquished over (y) the aggregate Exercise Price specified in this Warrant with respect to such shares.

            The fair market value of the Warrant Stock shall be equal to the average of the closing sales prices of the Company's Common Stock on any stock exchange or market on which the Company's Common Stock is then traded on the ten trading days immediately preceding the date of exercise. If the exchange or market does not report sales prices, the fair market value of the Warrant Stock shall be equal to the average of the average of the closing bid and ask prices of the Company's Common Stock on the ten trading days immediately preceding the date of exercise. If the Company's Common Stock is then traded on more than one exchange or market, the fair market value shall be the highest of fair market values determined as provided above. If the Company's Common Stock is not then traded on any exchange or market, the fair market value shall be determined in good faith by the Board of Directors of the Company.

            In the event of a partial exercise of this Warrant, Company shall issue and deliver to Holder, on or within ten (10) days of the date on which such Warrant was exercised, and in substitution of such Warrant, a new warrant or warrants (at Holder's option), of even date herewith and with the terms identical to the terms hereof, except that such new warrant or warrants shall be exercisable, in the aggregate, for a percentage of all issued and outstanding Common Stock, subject to the anti-dilution provisions of Section 6.0 hereof, which represents the number of shares of Common Stock with respect to which this Warrant has not yet been exercised.

                        2(a) Expiration of Warrant at Company Option.
            Notwithstanding anything herein to the contrary, the Company, at its option, may accelerate the expiration date of the Warrant (i) as to one-fourth (1/4) of the Warrant Common Stock if the underlying Common Stock closes at or above $.15 per share for ten (10) consecutive trading days provided theWarrants have not been previously exercised for such number of shares; (ii) as to the next one-fourth (1/4) of the Warrant Common Stock if the underlying Common Stock closes at or above $.20 per share for ten (10) consecutive trading days provided the Warrants have not been previously exercised for such number of shares; and (iii) as to the next one-fourth (1/4) of the Warrant Common Stock if the underlying Common Stock closes at or above $.25 per share or greater for ten
            (10) consecutive trading days provided such Warrants have not been previously exercised for such number of shares. The remaining one-fourth (1/4) of the Warrant Common Stock shall not be subject to the Company's option. If the Company exercises any of such options, it shall give notice to all holders of Warrants of the new expiration date which shall be at least 20 business days after the date of such notice. If this Warrant is not exercised as to the full number of shares of Warrant Common Stock required to be exercised by such date, the right to exercise this Warrant as to such shares shall terminate. The market prices which permit the Company to accelerate the expiration date are referred to herein as the "Acceleration Prices".

            SECTION 3.0. No Fractional Shares or Scrip. No fractional shares or scrip requesting fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current value of a share of Warrant Common Stock (as determined in good faith by the Board of Directors of the Company) shall be paid to the Holder hereof in cash by the Company.

            SECTION 4.0. Charges, Taxes and Expenses. Issuance of certificates for shares of Warrant Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer taxes or any other incidental expenses in respect of the issuance of such certificates to and in the name of the registered Holder of this Warrant, all of which transfer taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant. Certificates will be issued in a name other than that of the Holder upon the request of a Holder and payment by the Holder of any applicable transfer taxes.

            SECTION 5.0. Certain Obligations of the Company. The Company does not currently have suffficient shares of Common Stock authorized for issuance upon exercise of the Warrants. The Company covenants that it will as soon as possible after the issuance of the Warrants seek shareholder approval for an increase in the authorized shares and at all times thereafter reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of issue upon exercise of the purchase rights evidenced by this Warrant, the number of shares of Warrant Common Stock purchasable and deliverable hereunder.

            The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issuance of capital stock or sale of treasury stock (otherwise than upon exercise of this Warrant) or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the performance or observance of any of the covenants, stipulations or conditions in this Warrant to be observed or performed by the Company. The Company will at all times in good faith assist in the carrying out of all of the provisions of this Warrant and in the taking of all other action which may be necessary in order to protect the rights of the Holder of this Warrant against dilution consistent with the provisions of this Warrant.

            The Company, if applicable, covenants and agrees to maintain, on a current basis, the reports, notices and statements required to be filed with the Securities Exchange Commission.

            The Company will maintain an office where presentations and demands to or upon the Company in respect of this Warrant may be made. The Company will give notice in writing to the registered Holder of this Warrant, at the address of the registered Holder of this Warrant appearing on the books of the Company, of each change in the locations of such office.

            SECTION 6.0. Adjustments. The Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant are subject to adjustment from time to time upon occurrence of the events enumerated in this
Section 6.0.

                        6(a) Stock Dividends -- Split-Ups. If, after the date
            hereof, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the day following the date fixed for the determination of holders of Common Stock entitled to receive such stock dividend or split-up, (i) the number of shares issuable on exercise of the Warrant shall be increased in proportion to such increase in outstanding shares and the then applicable Exercise Price shall be correspondingly decreased; and (ii) the Acceleration Prices shall be decreased in the same percentage amount as the decrease in the Exercise Price.

                        6(b) Aggregation of Shares. If, after the date hereof,
            the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse split or reclassification of shares of Common Stock or other similar event, then, after the effective date of such consolidation, combination or reclassification, (i) the number of shares issuable on exercise of the Warrant shall be decreased in proportion to such decrease in outstanding shares and the then applicable Exercise Price shall be correspondingly increased; and (ii) the Acceleration Prices shall be increased in the same percentage as the increase in the Exercise Price.

            SECTION 7.0. Notice of Adjustment to Number of Shares Purchasable. Upon any increase or decrease in the Warrant Number, then, and in each such case, the Company, within thirty (30) days thereafter, shall give notice thereof in writing to the Holder of this Warrant stating the adjusted Warrant Number and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Where appropriate and reasonable, such notice may be given in advance and included as a part of the written notice required to be given pursuant to Section 9.0 hereof. No adjustment to the Warrant Number will be required to be made until the cumulative adjustments amount to 1.0% or more of the Warrant Number as last adjusted.

            SECTION 8.0. Effect of Reorganization, Reclassification, Consolidation, Merger, Etc. If, at any time while this Warrant is outstanding, there should be any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another entity or any sale, conveyance, lease or other transfer by the Company of all or substantially all of its property to any other entity (a "Sale"), the Holder of this Warrant shall thereafter, upon exercise of this Warrant, be entitled to receive the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such consolidation or merger, as the case may be, to which the Warrant Common Stock (and any other securities and property) of the Company, deliverable upon the exercise of this Warrant, would have been entitled upon such Sale if this Warrant had been exercised immediately prior to such Sale.

            In the event of a Sale, the Board of Directors of the Company shall adjust the Acceleration Prices in a manner deemed appropriate to reflect the same relationship between the Acceleration Prices and the market price of the Common Stock immediately before the public announcement of a Sale.

            Notwithstanding the foregoing, in the event of a Sale, the Company may require Holder to exercise all of the Warrant effective immediately prior to the consummation of such Sale, and if the Holder fails to so exercise upon the request of the Company, the Warrant shall notwithstanding any provisions contained herein to the contrary be deemed expired.

            SECTION 9.0.  Prior Notice of Certain Events.  In the event that:

                        9(a) the Company shall pay any dividend, whether payable
            in cash or in any capital stock upon its Common Stock or make any other distribution to the holders of its Common Stock; or

                        9(b) there shall be any capital reorganization or
            reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation or a sale of all or substantially all its assets; or

                        9(c)  there shall be a voluntary or involuntary
            dissolution, liquidation or winding-up of the Company;

then, in any of said cases, the Company shall give prior written notice, by first-class mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such registered Holder as shown on the registration books of the Company, of the date on which (i) the books of the Company shall close or a record shall be taken for such stock dividend, distribution or subscription rights, (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall be consummated, or
(iii) such other event shall be consummated, as the case may be. Such notice shall also specify the date as of which the holders of the Common Stock of record shall receive said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger or sale, dissolution, liquidation or winding-up, as the case may be. Such written notice shall be given, to the extent reasonably practicable, at least ten (10) days prior to the date of the event in question and the record date or the date on which the Company's transfer books are closed in respect thereto.

            SECTION 10.0. No Rights or Responsibilities as Shareholder. Except as otherwise agreed in writing by the Holder and the Company, a Holder of this Warrant, as such, shall not be subject to any responsibilities as a shareholder of the Company and shall not be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, the rights of a shareholder of the Company or the right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate section (except as provided herein) or to receive notice of meetings or other actions affecting shareholders (except as provided herein), or to receive dividends or subscription rights or otherwise (except as provided herein), until the date of exercise of this Warrant shall have occurred.

            SECTION 11.0. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and date, in lieu of this Warrant.

            SECTION 12.0. Transfer and Exchange of Warrant. This Warrant and all rights hereunder are transferable at the office or agency of the Company by the registered Holder hereof in person or by a duly authorized attorney, upon surrender of this Warrant together with a properly endorsed assignment in the form attached hereto as Schedule II, subject to the registered Holder providing evidence satisfactory to the Company that the transfer of the Warrant is not required to be registered under the Securities Act of 1933 or applicable state securities laws, including if required by the Company the Investment Representation Letter in the form attached as Schedule III. Until transfer hereof on the registration books of the Company, the Company may treat the registered Holder as the owner hereof for all purposes. This Warrant is exchangeable, upon the surrender hereof by Holder, at the principal offices of the Company, together with a properly endorsed assignment in the form attached hereto as Schedule II, for new warrants, in such denominations as Holder shall designate at the time of surrender for exchange, of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new warrants to represent the right to subscribe for and purchase not less than one hundred thousand (100,000) shares of Common Stock (except to the extent necessary to round out the balance of the number of shares).

            SECTION 13.0. Investment Intent. Contemporaneously with the original issuance of this Warrant to the Holder hereof, the Holder has executed and delivered to the Company an investment representation letter regarding the Holder's investment intent and imposing a requirement that any transferee of this Warrant execute and deliver to the Company a representation letter in form and substance similar to the contents of such letter.

            SECTION 14.0. Communications and Notices. All communications and notices hereunder must be in writing, either delivered in hand or sent by first-class mail, postage prepaid, or sent by facsimile and, if to the Company, shall be addressed to it at the address set forth on the first page hereof, Attention: Paul A. Kruger, or at such other address as the Company may hereafter designate in writing by notice to the registered Holder of this Warrant, and if to such registered Holder, addressed to such Holder at the address of such Holder as shown on the books of the Company.

            SECTION 15.0. Sundays, Holidays, Etc. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Sunday, or a Saturday or shall be a legal holiday or a day on which banking institutions in Tulsa, Oklahoma, are authorized or required by law to remain closed, then such action may be taken or right may be exercised on the next succeeding day which is not a Sunday, a Saturday or a legal holiday and not a day on which banking institutions in Dallas, Texas, are authorized or required by law to remain closed.

            SECTION 16.0. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

            SECTION 17.0. Miscellaneous. This Warrant shall be binding upon the Company's successors. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be unenforced to the extent, if any, that it may legally be enforced, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The four (4) year term of this Warrant shall be stayed during any bankruptcy proceedings involving the Company. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant shall take effect as an instrument under seal.

            SECTION 18.0. GOVERNING LAW. THIS WARRANT HAS BEEN EXECUTED, DELIVERED AND ACCEPTED BY THE PARTIES IN OKLAHOMA, AND SHALL BE DEEMED TO HAVE BEEN MADE IN TULSA, OKLAHOMA, AND SHALL BE INTERPRETED, AND THE RIGHTS OF THE PARTIES DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF OKAHOMA APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED IN SUCH STATE. THE VENUE OF ANY DISPUTE HEREUNDER SHALL BE TULSA COUNTY DISTRICT COURT, TULSA, OKLAHOMA.

                        IN WITNESS WHEREOF, PalWeb Corporation has caused this Warrant to be signed in its corporate name and its corporate seal to be impressed hereon by its duly authorized officers.

Date: ____________, 2002                                  PalWeb Corporation
                                                          a Delaware corporation

                                          By:
                                              ----------------------------------
                                                   Paul A. Kruger
                                                   Chief Executive Officer

ATTEST:

------------------------
Julie Barksdale, Secretary

                                                                      SCHEDULE I
                                                                      ----------

                              FORM OF SUBSCRIPTION


                        (To be signed only on exercise of
                         Common Stock Purchase Warrant)

TO:  PalWeb Corporation



            The undersigned, the Holder of the within Common Stock Purchase Warrant, hereby irrevocably elects to exercise this Common Stock Purchase Warrant for, and to purchase thereunder ______________ * shares of Common Stock of PalWeb Corporation and herewith makes payment of $______________ therefor in the form of cash or a certified or official bank check in same day funds, and requests that the certificates for such shares be issued in the name of, and delivered to ______________________________________ , whose address is
_____________________________________________________________________________ ,
and whose Social Security Number or Federal Tax Identification Number is
_____________________________ .

            The Purchaser is acquiring the Securities for its own account for investment purposes, and not with a view to any distribution thereof in violation of the Securities Act or any applicable state securities laws.

            The Purchaser qualifies as an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act.

            The Purchaser has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Securities to be purchased by the Purchaser under this Agreement. The Purchaser further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Purchaser or to which such Purchaser had access.

            The Purchaser understands that the purchase of the Securities involves substantial risk. The Purchaser has experience as an investor in securities of companies in the development stage and acknowledges that the Purchaser is able to fend for itself, can bear the economic risk of its investment in the Securities and has such knowledge and experience in financial or business matters that the Purchaser is capable of evaluating the merits and risks of this investment in the Securities and protecting its own interests in connection with this investment.

            The Purchaser understands that the Securities are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering or registration, and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. Further, the Purchaser represents that it is familiar with Rule 144 of the U.S. Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.



Dated:
                                         ---------------------------------------
                                         (Signature must conform in all respects
                                         to name of Holder as specified on  the
                                         face of the Warrant)


                                         ---------------------------------------
                                         (Address)




----------

            *Insert here the number of shares (all shares called for in the Common Stock Purchase Warrant) as to which the Common Stock Purchase Warrant is being exercised without making any adjustment for any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Common Stock Purchase Warrant, may be deliverable on exercise.

                                                                     SCHEDULE II
                                                                     -----------

                               FORM OF ASSIGNMENT

                        (To be signed only on transfer of
                         Common Stock Purchase Warrant)


            For value received, the undersigned hereby sells, assigns and transfers unto ________________________________________ of __________________
____________________________________, the right represented by the within Common
Stock Purchase Warrant to purchase __________ shares of Common Stock of PalWeb Corporation, to which the within Common Stock Purchase Warrant relates, and appoints ______________________________________ Attorney to transfer such right on the books of PalWeb Corporation, with full power of substitution in the premises.


Dated:
                                         ---------------------------------------
                                         (Signature must conform in all respects
                                         to name of Holder as specified on  the
                                         face of the Warrant)


                                         ---------------------------------------
                                         (Address)
Signed in the presence of


----------------------------------------

Signature guaranteed by*


----------------------------------------


*Signature guarantee by an eligible guarantor institution pursuant to Rule 17A(d)-15 of the Securities Exchange Act of 1934, as amended.

                                                                    SCHEDULE III
                                                                    ------------

                        INVESTMENT REPRESENTATION LETTER

PalWeb Corporation



RE:  Common Stock Purchase Warrant
         Dated _____________, 2001 ("Securities")


To:  PalWeb Corporation.

            The Purchaser is acquiring the Securities for its own account for investment purposes, and not with a view to any distribution thereof in violation of the Securities Act or any applicable state securities laws.

            The Purchaser qualifies as an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act.

            The Purchaser has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Securities to be purchased by the Purchaser under this Agreement. The Purchaser further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Purchaser or to which such Purchaser had access.

            The Purchaser understands that the purchase of the Securities involves substantial risk. The Purchaser has experience as an investor in securities of companies in the development stage and acknowledges that the Purchaser is able to fend for itself, can bear the economic risk of its investment in the Securities and has such knowledge and experience in financial or business matters that the Purchaser is capable of evaluating the merits and risks of this investment in the Securities and protecting its own interests in connection with this investment.

            The Purchaser understands that the Securities are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering or registration, and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. Further, the Purchaser represents that it is familiar with

Page 2


Rule 144 of the U.S. Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.



            DATED ____________, 200__


                                                --------------------------------
                                                Name of Assignee

                                                By:
                                                   -----------------------------
                                                   Signature

                                                   -----------------------------
                                                   Print or Type Name